UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tane T. Tyler, General Counsel

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  January 1 – June 30, 2013

Item 1. Report of Shareholders.

LIBERTY ALL-STAR® EQUITY FUND

Period Ending June 30, 2013 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$5.86
Market Price	$5.20
Discount	11.3%

	Quarter	Year-to-Date	One Year
Distributions	$0.08	$0.16	$0.32
Market Price Trading Range	$4.97 to $5.47	$4.83 to $5.47	$4.25 to $5.47
Discount Range	9.6% to 12.7%	9.3% to 12.7%	9.1% to 13.7%

Performance
Shares Valued at NAV with Dividends Reinvested	2.56%	12.97%	21.13%
Shares Valued at Market Price with Dividends Reinvested	2.10%	12.43%	22.98%
S&P 500® Index	2.91%	13.82%	20.60%
Lipper Large-Cap Core Mutual Fund Average	2.65%	13.19%	20.42%

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures for the unmanaged S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500® Index can be found on page 31.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker by using the Fund’s ticker symbol: USA. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

Fellow Shareholders:	July 2013

Both the S&P 500® Index and the Dow Jones Industrial Average rose to record highs in the second quarter before volatility returned to the equity market in late May and June to take the edge off a strong quarter. Nevertheless, it was a positive three months, as the S&P 500® gained 2.91 percent and the Dow Jones Industrials advanced 2.92 percent. Building on double-digit gains in the first quarter, these two indices returned 13.82 percent and 15.20 percent, respectively, for the first half of the year.

Washington, not Wall Street, drove markets in the second quarter. The question on investors’ minds was when and how rapidly the Federal Reserve (Fed) would begin to “taper” its program of quantitative easing (QE), initiated in November 2008 to inject massive amounts of liquidity into an economy battered by the credit crisis and Great Recession of 2007-2009. In the search for clues, every word uttered by Fed Chair Ben Bernanke was scrutinized. In addition to the economy beginning to show some strength, investors found enough evidence in Bernanke’s pronouncements to believe that the Fed would taper its QE monetary policy sooner rather than later. As a result, interest rates rose sharply in May and June while uncertainty gripped the equity market. To underscore the level of volatility in the market, between May 22 and the final trading day of the quarter on June 28, the Dow Jones Industrial Average rose or fell by 100 points or more on 19 out of 27 trading days, a rate slightly over 70 percent.

Prior to the onset of interest rate jitters, equity markets rose almost without interruption from January through latter May. While data showed that the economy only grew 1.8 percent in the first quarter, more recent data pointed to a stronger economy in the future. Employers added an average of more than 200,000 jobs a month since November 2012; sales of new homes rose to a five-year high during the quarter, while existing home sales reached a 3 1⁄2 year high; and consumer confidence (as measured by the Conference Board’s monthly study) rose in June to its highest level since January 2008.

Liberty All-Star® Equity Fund generally kept pace with the market in the second quarter. The Fund returned 2.56 percent with shares valued at net asset value (NAV) with dividends reinvested and 2.10 percent with shares valued at market price with dividends reinvested. As previously noted, the S&P 500® Index returned 2.91 percent for the quarter and the Lipper Large-Cap Core Mutual Fund Average gained 2.65 percent. The discount at which Fund shares trade relative to their NAV was largely unchanged from the previous quarter. For the first half, the Fund returned 12.97 percent with shares valued at NAV with dividends reinvested and 12.43 percent with shares valued at market price with dividends reinvested. Over the same period, the S&P 500 returned 13.82 percent, while the Lipper average gained 13.19 percent. For the trailing year, the Fund outperformed both the S&P 500® and the Lipper Large-Cap Core Mutual Fund Average.

In keeping with policy, the Fund’s distribution for the second quarter was $0.08. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $24.08 since 1987 (the Fund’s first full calendar year of operations). We would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

We are pleased to bring shareholders an interview with one of the Fund’s three value managers in this semi-annual report. Tony DeSpirito, Principal and Portfolio Manager at Pzena Investment

Semi-Annual Report (Unaudited) | June 30, 2013	1

President’s Letter	Liberty All-Star® Equity Fund

Management, shares a number of interesting insights, including a positive perspective on the volatility that often confounds many investors.

Investors should be gratified by a very positive first half, and the nervousness that unsettled the equity market late in the second quarter appears to have abated in the early going in the third quarter. We cannot predict what the future holds, obviously, but shareholders can be assured that Fund management will remain diligent and that the Fund’s value and growth managers will continue to implement their respective investment styles with knowledge and skill.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2013 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings
(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share		Subscription Price	Tax Credits*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10		$10.05
1993	1.07	October	15		10.41	$0.18
1994	1.00	September	15		9.14
1995	1.04
1996	1.18					0.13
1997	1.33					0.36
1998	1.40	April	20		12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10		8.99
2003	0.78
2004	0.89	July	10	**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10		6.51
2008	0.65
2009***	0.31
2010	0.31
2011	0.34
2012	0.32
2013
1st Quarter	0.08
2nd Quarter	0.08
Total	$22.90

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

Semi-Annual Report (Unaudited) | June 30, 2013	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund
June 30, 2013 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Google, Inc., Class A	2.56%
JPMorgan Chase & Co.	2.33
QUALCOMM, Inc.	1.96
Citigroup, Inc.	1.86
Schlumberger Ltd.	1.81
Metlife, Inc.	1.52
TE Connectivity Ltd.	1.44
SunTrust Banks, Inc.	1.44
Bank of America Corp.	1.43
Visa, Inc., Class A	1.43
Hewlett-Packard Co.	1.41
State Street Corp.	1.36
Morgan Stanley	1.35
Microsoft Corp.	1.32
American International Group, Inc.	1.26
Devon Energy Corp.	1.25
Salesforce.com, Inc.	1.21
Amazon.Com, Inc.	1.16
The Charles Schwab Corp.	1.16
Toll Brothers, Inc.	1.07
30.33%

Economic Sectors*	Percent of Net Assets
Financials	25.18%
Information Technology	19.55
Energy	13.78
Consumer Discretionary	12.49
Health Care	9.67
Industrials	7.51
Consumer Staples	5.30
Materials	2.51
Telecommunication Services	0.86
Utilities	0.80
Other Net Assets	2.35
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter
(Unaudited)

The following are the major ($4 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2013.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/13

Purchases
BioMarin Pharmaceutical, Inc.	78,945	78,945
Celgene Corp.	37,400	51,432
Gilead Sciences, Inc.	80,824	80,824
The Hartford Financial Services Group, Inc.	245,660	245,660
LinkedIn Corp., Class A	21,974	59,074
Parker Hannifin Corp.	47,650	47,650
United Rentals, Inc.	81,497	81,497

Sales
ACE Ltd.	(85,025)	113,885
Apollo Group, Inc., Class A	(362,856)	0
Apple, Inc.	(27,700)	0
Axis Capital Holdings Ltd.	(106,835)	156,000
Cognizant Technology Solutions Corp., Class A	(75,600)	0
CSX Corp.	(235,578)	0
Dell, Inc.	(407,850)	532,687
Life Technologies Corp.	(75,700)	0
NVR, Inc.	(6,046)	5,184
WellPoint, Inc.	(73,483)	25,004

Semi-Annual Report (Unaudited) | June 30, 2013	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Equity Fund

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE

VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE

REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2013 (Unaudited)

                             Investment Style Spectrum

	Value				Growth

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	40	39	33	51	31	162*	500
Percent of Holdings in Top 10	49%	38%	41%	37%	45%	18%	18%
Weighted Average Market Capitalization (billions)	$37	$68	$91	$60	$54	$62	$104
Average Five-Year Earnings Per Share Growth	(4)%	5%	7%	15%	20%	8%	11%
Dividend Yield	1.2%	2.1%	2.4%	1.2%	0.8%	1.6%	2.2%
Price/Earnings Ratio**	13x	14x	16x	21x	27x	17x	17x
Price/Book Value Ratio	1.0x	2.5x	2.3x	4.4x	7.4x	3.5x	3.7x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview
(Unaudited)

Antonio DeSpirito III Principal and Portfolio Manager Pzena Investment Management, LLC

PZENA KEEPS AN EYE ON THE LONG TERM THROUGH A VOLATILE SPRING

Pzena Investment Management uses fundamental research and a disciplined investment process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings. We recently had the opportunity to talk with Antonio DeSpirito III, Principal and Portfolio Manager. ALPS Advisors, Inc. moderated the interview.

Pzena is very valuation focused. Are you finding better values in certain sectors today, or is finding value a matter of identifying company-level opportunities on a case-by-case basis? Pzena also focuses on “normalized earnings,” meaning you look past temporary peaks and troughs in earnings. Can you say a little more about normalized earnings and how it plays into your process?

Responding to the first part of the question, in terms of opportunities, our process is very much bottoms-up on a company-by-company basis. That being said, when you step back you’ll often see certain themes in our opportunity set—the cheapest quintile in the market—and today is no exception. Our main theme has been related to economic cyclicality. Owing to the global financial crisis, equity investors have been very skittish about economically-sensitive companies. At the same time, investors have actually been overpaying for stable earning streams and high dividend-paying stocks. Anything that’s economically sensitive has been left for dead. Based on historical valuation statistics, this is a major anomaly, so we’ve been very interested in the economically sensitive sectors, which we believe are undervalued. The one exception would be those sectors dependent on capital spending in China—like basic materials such as cement and iron ore—because we view Chinese infrastructure spending as a bubble.

Broadly, within the cyclicals the most deeply undervalued are in the financial sector, particularly money center financials. Old line technology is also deeply undervalued. When you look at the P/E ratio of the tech sector, it’s the lowest it has been relative to the S&P 500® Index in decades. But in that sector, there is a wide disparity in valuations. Companies like Salesforce.com and VMware are getting very high valuations. On the other hand, anything that’s viewed as old technology is getting very low valuations; this would include companies like Microsoft, Hewlett-Packard and Oracle. That’s where we have a large position. In fact, Hewlett-Packard is our largest position and our best performer year to date.

Turning to the second part of the question, the value style offers a nice investing tailwind, and that brings us to our focus on normalized earnings, which is really a matter of looking at a business five years into the future, and asking the question, What should this business earn in a normal operating environment, or at the middle of a market cycle?

Semi-Annual Report (Unaudited) | June 30, 2013	7

Manager Interview	Liberty All-Star® Equity Fund
(Unaudited)

In other words, we look past temporary peaks and troughs in earnings, just like a business owner would. You wouldn’t want to sell your business at the trough. That’s when you actually want to buy it because when its earnings are bottoming out that gives you the opportunity to benefit from both the growth in earnings as well as from a normalization of valuation. Similarly, you want to avoid businesses that are at peak earnings because typically those businesses could be in for a sharp decline in earnings. You certainly wouldn’t want to extrapolate peak earnings into the future. A great example would be in the housing space, where in 2005 or ’06 we were in the middle of a housing boom, so while many homebuilders and building products companies had low P/E ratios—and they may have looked like good values on that basis—but they weren’t because their earnings power was at its peak. When you normalized the earnings, you’d see that they were actually pretty richly priced. In contrast, in 2009 we bought a lot of building products companies when the P/E ratios looked a little high on a current earnings basis. But when you normalized the earnings, you actually saw that they offered great value.

That’s why we believe that relying on normalized earnings is a better analytical tool than simply looking at P/E ratios; that measure can get you caught in a value trap. Price-to-book ratio is a tool that has demonstrated empirically to add value, but, as the economy becomes increasingly brand oriented and knowledge based and less hard asset based, investors may miss out on some opportunities where there are some great businesses that have sustainable earnings power but don’t have a lot of tangible book value because they don’t have much in the way of hard assets. Microsoft is an example. So, that’s why our focus has been on normalized earnings.

Volatility is certainly on investors’ minds—especially after the roller-coaster June. You mentioned in the last annual report that Pzena will view it as a buying opportunity “should the market treat a company harshly in spite of a favorable long-term outlook.” Did this scenario play out for you over the May-June period? In what sectors (or companies) were you able to parlay volatility into a buying opportunity?

We had very good performance over that period, outperforming the market by 3.5 percent over those two months. And what I would say is this: sometimes volatility doesn’t make sense, but sometimes it does. And this is a case in which volatility made sense to us owing to those big anomalies that I just pointed out.

What investors saw in June was the market reacting to the fact that interest rates have been abnormally low for an extended period of time, creating another bubble situation.

That drove a lot of fixed income investors to seek higher-yielding bond substitutes by getting into the equity markets. They focused on the dividend paying stocks that I mentioned earlier, like utilities and consumer staples, and those are areas where we saw a major correction. The other area of negativity was in the basic material sector where we had no exposure because of the situation in China that I just cited.

At Pzena, we have actually been in a period of relatively low portfolio turnover because we have been happy with the current portfolio. The portfolio’s valuation also gives us a lot of optimism for the future. The portfolio began the period at such a low valuation that even though we outperformed, it is still attractively valued.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview
(Unaudited)

What is a recent addition to the portion of the Liberty All-Star® Equity Fund that you manage that exemplifies your approach to value investing?

As I mentioned, there haven’t been a lot of portfolio additions recently, but an interesting opportunity arose in the financial sector, where we have our largest exposure. The company is ING U.S., soon to be re-named Voya Financial, which is ING’s U.S. life insurance and retirement business. As you may know, ING Group is a Dutch multinational banking and financial services company known by its orange lion logo. The IPO was the result of the European Union’s requirement for ING to divest itself of non-core businesses in exchange for a bailout. The IPO was for 25 percent of the entity, with the understanding that the remaining 75 percent would go public by 2016.

Essentially, then, ING was forced into selling, which is always a good opportunity when you’re a buyer. Two things hurt ING—the variable annuity business, where guaranteed payouts created a huge liability for them in the 2008 bear market, and a $2.8 billion reserve charge required before the IPO. Investors generally viewed this negatively, but we saw it as a positive in that the new management team is incentivized to get out in front of the problem. Comparing their metrics to their competitors, it looks like management has done a better job than others in cleaning up the balance sheet, and that also made us very positive. In addition, they have built up a deferred tax asset, which we value at up to approximately $800 million on a net present value basis. And their business lines—annuities and life insurance—are strong. Voya is one of the largest retirement players in the U.S. Finally, the stock is inexpensive on a current earnings basis and management has a plan to improve earnings through a combination of moves. The stock went public at about half of tangible book value—in other words, a deep discount. It has already appreciated pretty substantially from the IPO in May, but it’s still a good value.

Many thanks for the insights into your approach to value investing.

Semi-Annual Report (Unaudited) | June 30, 2013	9

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.65%)
CONSUMER DISCRETIONARY (12.49%)
Auto Components (1.93%)
Delphi Automotive PLC	158,925	$8,055,908
Johnson Controls, Inc.	250,876	8,978,852
Magna International, Inc.	58,517	4,167,581

		21,202,341

Hotels, Restaurants & Leisure (2.11%)
Carnival Corp.	116,900	4,008,501
Marriott International, Inc., Class A	192,876	7,786,404
Orient-Express Hotels Ltd., Class A(a)	135,557	1,648,373
Starbucks Corp.	148,800	9,744,912

		23,188,190

Household Durables (1.89%)
Lennar Corp., Class A	81,670	2,943,387
NVR, Inc.(a)	5,184	4,779,648
Taylor Morrison Home Corp.(a)	56,539	1,378,421
Toll Brothers, Inc.(a)	358,961	11,712,897

		20,814,353

Internet & Catalog Retail (1.92%)
Amazon.com, Inc.(a)	46,034	12,783,182
priceline.com, Inc.(a)	8,775	7,258,066
Shutterfly, Inc.(a)	19,627	1,094,990

		21,136,238

Media (1.50%)
Comcast Corp., Class A	49,880	2,088,975
Omnicom Group, Inc.	140,000	8,801,800
The Walt Disney Co.	88,368	5,580,439

		16,471,214

Multi-Line Retail (0.15%)
Dollar General Corp.(a)	31,659	1,596,563

Specialty Retail (1.84%)
Dick’s Sporting Goods, Inc.	82,616	4,135,757
Staples, Inc.	536,800	8,513,648
Tiffany & Co.	65,010	4,735,328
The TJX Cos., Inc.	56,425	2,824,636

		20,209,369

Textiles, Apparel & Luxury Goods (1.15%)
Burberry Group PLC(b)	64,627	2,662,632
Michael Kors Holdings Ltd.(a)	31,881	1,977,260
NIKE, Inc., Class B	57,424	3,656,760
Ralph Lauren Corp.	24,986	4,341,068

		12,637,720

See Notes to Schedule of Investments and Financial Statements.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (5.30%)
Beverages (1.53%)
The Coca-Cola Company	120,827	$4,846,371
Diageo PLC(b)	52,170	5,996,941
Molson Coors Brewing Co., Class B	44,075	2,109,430
PepsiCo, Inc.	48,000	3,925,920

		16,878,662

Food & Staples Retailing (0.90%)
Costco Wholesale Corp.	47,900	5,296,303
CVS Caremark Corp.	80,000	4,574,400

		9,870,703

Food Products (1.68%)
Archer-Daniels-Midland Co.	210,000	7,121,100
Kellogg Co.	48,000	3,083,040
Mead Johnson Nutrition Co.	75,000	5,942,250
Mondelez International, Inc., Class A	80,231	2,288,990

		18,435,380

Household Products (0.65%)
The Procter & Gamble Co.	92,500	7,121,575

Tobacco (0.54%)
Philip Morris International, Inc.	68,595	5,941,699

ENERGY (13.78%)
Energy Equipment & Services (4.67%)
Baker Hughes, Inc.	142,025	6,551,613
National-Oilwell Varco, Inc.	50,600	3,486,340
Oceaneering International, Inc.	101,700	7,342,740
Schlumberger Ltd.	276,798	19,835,345
Tidewater, Inc.	143,000	8,146,710
Weatherford International Ltd.(a)	436,510	5,980,187

		51,342,935

Oil, Gas & Consumable Fuels (9.11%)
Anadarko Petroleum Corp.	14,000	1,203,020
Arch Coal, Inc.	2,059,426	7,784,630
BP PLC(b)	223,450	9,326,812
Chesapeake Energy Corp.	572,921	11,676,130
Chevron Corp.	61,000	7,218,740
Cobalt International Energy, Inc.(a)	246,233	6,542,411
ConocoPhillips	103,000	6,231,500
CONSOL Energy, Inc.	118,926	3,222,895
Devon Energy Corp.	264,868	13,741,352

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2013	11

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	44,775	$4,045,421
Occidental Petroleum Corp.	82,000	7,316,860
Peabody Energy Corp.	472,003	6,910,124
Royal Dutch Shell PLC(b)	132,495	8,453,182
WPX Energy, Inc.(a)	335,345	6,351,434

		100,024,511

FINANCIALS (25.18%)
Capital Markets (5.90%)
The Charles Schwab Corp.	599,800	12,733,754
Franklin Resources, Inc.	32,825	4,464,856
The Goldman Sachs Group, Inc.	37,450	5,664,312
Invesco Ltd.	193,325	6,147,735
Morgan Stanley	605,707	14,797,422
State Street Corp.	229,475	14,964,065
UBS AG	359,525	6,093,949

		64,866,093

Commercial Banks (4.42%)
BB&T Corp.	205,000	6,945,400
Huntington Bancshares, Inc.	330,661	2,605,609
KeyCorp	247,435	2,731,682
The PNC Financial Services Group, Inc.	70,666	5,152,965
Regions Financial Corp.	574,078	5,470,963
SunTrust Banks, Inc.	499,813	15,779,097
Wells Fargo & Co.	240,000	9,904,800

		48,590,516

Consumer Finance (0.91%)
American Express Co.	103,500	7,737,660
Capital One Financial Corp.	36,446	2,289,173

		10,026,833

Diversified Financial Services (6.14%)
Bank of America Corp.	1,219,826	15,686,962
Citigroup, Inc.	425,479	20,410,228
CME Group, Inc.	27,841	2,115,359
ING US, Inc.(a)	137,250	3,713,985
JPMorgan Chase & Co.	483,905	25,545,345

		67,471,879

Insurance (7.17%)
ACE Ltd.	113,885	10,190,430
The Allstate Corp.	179,405	8,632,969
American International Group, Inc.(a)	310,516	13,880,065
Assured Guaranty Ltd.	260,884	5,755,101
Axis Capital Holdings Ltd.	156,000	7,141,680
Genworth Financial, Inc., Class A(a)	207,234	2,364,540

See Notes to Schedule of Investments and Financial Statements.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Insurance (continued)
The Hartford Financial Services Group, Inc.	245,660	$7,595,807
MetLife, Inc.	363,775	16,646,344
Willis Group Holdings PLC	115,350	4,703,973
WR Berkley Corp.	44,686	1,825,870

		78,736,779

Real Estate Investment Trusts (0.37%)
Camden Property Trust	58,460	4,041,924

Real Estate Management & Development (0.27%)
Zillow, Inc., Class A(a)	51,756	2,913,863

HEALTH CARE (9.67%)
Biotechnology (1.33%)
BioMarin Pharmaceutical, Inc.(a)	78,945	4,404,342
Celgene Corp.(a)	51,432	6,012,915
Gilead Sciences, Inc.(a)	80,824	4,138,997

		14,556,254

Health Care Equipment & Supplies (2.67%)
Becton, Dickinson and Co.	58,525	5,784,026
Edwards Lifesciences Corp.(a)	79,665	5,353,488
Hologic, Inc.(a)	292,598	5,647,141
Intuitive Surgical, Inc.(a)	9,200	4,660,536
Zimmer Holdings, Inc.	105,000	7,868,700

		29,313,891

Health Care Providers & Services (2.15%)
Aetna, Inc.	39,925	2,536,834
Brookdale Senior Living, Inc.(a)	252,377	6,672,848
Catamaran Corp.(a)	61,781	3,009,970
Express Scripts Holding Co.(a)	74,624	4,603,555
Laboratory Corp. of America Holdings(a)	47,850	4,789,785
WellPoint, Inc.	25,004	2,046,327

		23,659,319

Health Care Technology (0.72%)
Cerner Corp.(a)	82,634	7,940,301

Life Sciences Tools & Services (0.44%)
Thermo Fisher Scientific, Inc.	57,000	4,823,910

Pharmaceuticals (2.36%)
Abbott Laboratories	97,525	3,401,672
Allergan, Inc.	68,800	5,795,712
Johnson & Johnson	88,500	7,598,610

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2013	13

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Industries Ltd.(b)	233,284	$9,144,733

		25,940,727

INDUSTRIALS (7.51%)
Aerospace & Defense (2.36%)
The Boeing Co.	29,280	2,999,443
L-3 Communications Holdings, Inc.	76,175	6,531,245
Northrop Grumman Corp.	72,650	6,015,420
Precision Castparts Corp.	38,100	8,610,981
Textron, Inc.	68,241	1,777,678

		25,934,767

Airlines (0.28%)
US Airways Group, Inc.(a)	184,915	3,036,304

Building Products (0.39%)
Masco Corp.	218,425	4,257,103

Construction & Engineering (0.41%)
Fluor Corp.	75,335	4,468,119

Electrical Equipment (0.84%)
Emerson Electric Co.	134,000	7,308,360
Rockwell Automation, Inc.	23,001	1,912,303

		9,220,663

Machinery (1.37%)
Caterpillar, Inc.	41,500	3,423,335
Joy Global, Inc.	70,169	3,405,302
Navistar International Corp.(a)	133,652	3,710,179
Parker Hannifin Corp.	47,650	4,545,810

		15,084,626

Professional Services (0.59%)
Verisk Analytics, Inc., Class A(a)	109,600	6,543,120

Trading Companies & Distributors (1.01%)
Fastenal Co.	152,682	7,000,470
United Rentals, Inc.(a)	81,497	4,067,515

		11,067,985

Transportation Infrastructure (0.26%)
Aegean Marine Petroleum Network, Inc.	310,825	2,878,240

INFORMATION TECHNOLOGY (19.55%)
Communications Equipment (2.87%)
Cisco Systems, Inc.	412,592	10,030,111

See Notes to Schedule of Investments and Financial Statements.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Communications Equipment (continued)
QUALCOMM, Inc.	352,074	$21,504,680

		31,534,791

Computers & Peripherals (2.74%)
Dell, Inc.	532,687	7,111,371
Hewlett-Packard Co.	626,025	15,525,420
NetApp, Inc.(a)	127,724	4,825,413
Stratasys Ltd.(a)	31,393	2,628,850

		30,091,054

Electronic Equipment & Instruments (2.13%)
Corning, Inc.	500,000	7,115,000
LG Display Co. Ltd.(a)(b)	37,978	450,799
TE Connectivity Ltd.	346,775	15,792,133

		23,357,932

Internet Software & Services (4.45%)
eBay, Inc.(a)	63,026	3,259,705
Equinix, Inc.(a)	37,745	6,972,256
Google, Inc., Class A(a)	31,903	28,086,444
LinkedIn Corp., Class A(a)	59,074	10,532,894

		48,851,299

IT Services (2.14%)
Visa, Inc., Class A	85,765	15,673,554
The Western Union Co.	457,963	7,835,747

		23,509,301

Semiconductors & Semiconductor Equipment (0.90%)
Altera Corp.	131,341	4,332,940
ARM Holdings PLC(b)	155,000	5,607,900

		9,940,840

Software (4.32%)
Citrix Systems, Inc.(a)	73,920	4,459,594
Microsoft Corp.	420,250	14,511,233
Oracle Corp.	225,825	6,937,344
Salesforce.com, Inc.(a)	347,458	13,265,946
Splunk, Inc.(a)	86,500	4,010,140
VMware, Inc., Class A(a)	64,100	4,294,059

		47,478,316

MATERIALS (2.51%)
Chemicals (1.75%)
EI du Pont de Nemours & Co.	50,000	2,625,000
The Mosaic Co.	76,994	4,143,047
Praxair, Inc.	55,200	6,356,832
The Sherwin-Williams Co.	34,776	6,141,442

		19,266,321

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2013	15

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Metals & Mining (0.76%)
Alcoa, Inc.	135,030	$1,055,935
Freeport-McMoRan Copper & Gold, Inc.	140,808	3,887,709
Silver Wheaton Corp.	174,620	3,434,775

		8,378,419

TELECOMMUNICATION SERVICES (0.86%)
Wireless Telecommunication Services (0.86%)
American Tower Corp.	129,360	9,465,271

UTILITIES (0.80%)
Electric Utilities (0.51%)
Entergy Corp.	80,975	5,642,338

Independent Power Producers & Energy Traders (0.29%)
NRG Energy, Inc.	117,036	3,124,861

TOTAL COMMON STOCKS (COST OF $954,487,338)		1,072,885,412

	PAR VALUE
SHORT TERM INVESTMENT (2.65%)
REPURCHASE AGREEMENT (2.65%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/28/13, due 07/01/13 at 0.01%, collateralized by Federal National Mortgage Association 3.00%, 03/15/43, market value of $29,732,439 (Repurchase proceeds of $29,140,024) (COST OF $29,140,000)	$29,140,000	$29,140,000

TOTAL INVESTMENTS (100.30%) (COST OF $983,627,338)(c)		1,102,025,412

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.30%)		(3,321,000)

NET ASSETS (100.00%)		$1,098,704,412

NET ASSET VALUE PER SHARE (187,439,949 SHARES OUTSTANDING)		$5.86

See Notes to Schedule of Investments and Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2013 (Unaudited)

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $992,966,607.

Gross unrealized appreciation and depreciation at June 30, 2013 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$203,225,886
Gross unrealized depreciation	(94,167,081)

Net unrealized appreciation	$109,058,805

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2013	17

Statement of Assets and Liabilities	Liberty All-Star® Equity Fund
June 30, 2013 (Unaudited)

ASSETS:
Investments at market value (Cost $ 983,627,338)	$1,102,025,412
Cash	2,214
Receivable for investment securities sold	4,528,667
Dividends and interest receivable	1,116,817
Prepaid and other assets	122,411
Total Assets	1,107,795,521

LIABILITIES:
Payable for investments purchased	8,144,961
Investment advisory fee payable	663,375
Payable for administration, pricing and bookkeeping fees	154,862
Accrued expenses	127,911
Total Liabilities	9,091,109
Net Assets	$1,098,704,412

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,096,958,607
Overdistributed net investment income	(34,841,268)
Accumulated net realized loss on investments	(81,811,001)
Net unrealized appreciation on investments	118,398,074
Net Assets	$1,098,704,412

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	187,439,949
Net Asset Value Per Share	$5.86

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Operations
For the Six Months Ended June 30, 2013 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $88,585)	$8,266,180
Interest	1,440
Total Investment Income	8,267,620

EXPENSES:
Investment advisory fee	3,890,338
Administration fee	972,585
Pricing and bookkeeping fees	85,086
Audit fee	23,077
Custodian fee	46,543
Insurance expense	28,979
Legal fees	99,559
NYSE fee	85,020
Shareholder communication expenses	97,159
Transfer agent fees	59,111
Trustees’ fees and expenses	108,366
Miscellaneous expenses	10,271
Total Expenses	5,506,094
Net Investment Income	2,761,526

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions	25,349,472
Net change in unrealized appreciation on investments	98,268,245
Net Realized and Unrealized Gain on Investments	123,617,717
Net Increase in Net Assets from Operations	$126,379,243

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2013	19

Statements of Changes in Net Assets	Liberty All-Star® Equity Fund

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$2,761,526	$7,018,212
Net realized gain on investment transactions	25,349,472	52,769,463
Net change in unrealized appreciation on investments	98,268,245	65,625,618
Net Increase in Net Assets From Operations	126,379,243	125,413,293

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(29,735,055)	(58,551,924)
Total Distributions	(29,735,055)	(58,551,924)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	10,933,738	12,454,693
Net Increase in Net Assets	107,577,926	79,316,062

NET ASSETS:
Beginning of period	991,126,486	911,810,424
End of period (Includes overdistributed net investment income of $(34,841,268) and $(7,867,739), respectively)	$1,098,704,412	$991,126,486

See Notes to Financial Statements.

20	www.all-starfunds.com

Intentionally left blank page.

Financial Highlights	Liberty All-Star® Equity Fund

Per Share Operating Performance:
Net asset value at beginning of period
Income from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

Less Distributions to Shareholders:
Net investment income
Tax return of capital
Total Distributions
Net asset value at end of period

Market price at end of period

Total Investment Return For Shareholders:(c)
Based on net asset value
Based on market price

Ratios and Supplemental Data:
Net assets at end of period (millions)
Ratio of expenses to average net assets after reimbursement
Ratio of expenses to average net assets before reimbursement
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)

Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.
22	www.all-starfunds.com

Liberty All-Star® Equity Fund	Financial Highlights

For the Six Months Ended June 30, 2013 (Unaudited)		For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

$5.35		$4.99	$5.69	$5.23	$4.21	$8.07

0.01		0.04	0.02	0.00 (b)	0.02	0.07
0.66		0.64	(0.38)	0.77	1.31	(3.28)
0.67		0.68	(0.36)	0.77	1.33	(3.21)

(0.16)		(0.32)	(0.26)	(0.24)	(0.02)	(0.07)
–		–	(0.08)	(0.07)	(0.29)	(0.58)
(0.16)		(0.32)	(0.34)	(0.31)	(0.31)	(0.65)
$5.86		$5.35	$4.99	$5.69	$5.23	$4.21

$5.20		$4.77	$4.22	$4.93	$4.33	$3.50

13.0	%(d)	14.7%	(5.8%)	16.3%	35.7%	(41.2%)
12.4	%(d)	20.9%	(8.1%)	21.7%	35.1%	(44.0%)

$1,099		$991	$912	$1,039	$956	$752
–		1.07%	–	–	–	–
1.04	%(e)	1.08%	1.05%	1.08%	1.09%	1.01%
0.52	%(e)	0.72%	0.33%	0.08%	0.38%	1.05%
21	%(d)	45%	48%	52%	89%	87%

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2013	23

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2013 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”). The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less

24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the six months ended June 30, 2013, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement. The following table presents repurchase agreement instruments that are subject to collateral arrangements as of June 30, 2013.

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral Pledged	Net Amount
Repurchase Agreement	$29,140,000	$–	$29,140,000	$(29,140,000)	$–	$–
Total	$29,140,000	$–	$29,140,000	$(29,140,000)	$–	$–

*	These amounts do not include the excess collateral received.

Income Recognition

Interest income is recorded on the accrual basis. Premiums and discounts are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Semi-Annual Report (Unaudited) | June 30, 2013	25

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2013 (Unaudited)

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,072,885,412	$–	$–	$1,072,885,412
Short Term Investment	–	29,140,000	–	29,140,000
Total	$1,072,885,412	$29,140,000	$–	$1,102,025,412

*See Schedule of Investments for industry classifications

For the six months ended June 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the six months ended June 30, 2013.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of June 30, 2013.

Classification of Distributions to Shareholders

Net investment income and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended December 31, 2012, was as follows:

Distributions paid from:
Ordinary income	$58,551,924
Total	$58,551,924

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$92,639,875

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

Semi-Annual Report (Unaudited) | June 30, 2013	27

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2013 (Unaudited)

As of June 30, 2013, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Cost of Investments	Gross Unrealized Appreciation (excess of value over tax cost)	Gross Unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$992,966,607	$203,225,886	$(94,167,081)	$109,058,805

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

The fund elects to defer to the fiscal year ending December 31, 2013, capital losses recognized during the period from November 1, 2012 to December 31, 2012 in the amount of $4,661,854.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they managed. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services Agreement

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides bookkeeping and pricing services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus 0.015% on the average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2013, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $219,058,856 and $246,378,776, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the six months ended June 30, 2013 and the year ended December 31, 2012, distributions in the amounts of $10,933,738 and $12,454,693, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. During the six months ended June 30, 2013 and the year ended December 31, 2012, such distributions resulted in the issuance of 2,122,601 and 2,639,269 shares, respectively.

Semi-Annual Report (Unaudited) | June 30, 2013	29

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2013 (Unaudited)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 8. SUBSEQUENT EVENT

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2013. However, the following are details relating to subsequent events through the date the financial statements were issued.

The Fund announced that its Board of Trustees has authorized the Fund to conduct a tender offer for up to 7.5% of its outstanding shares of beneficial interest at a price equal to 96% of its net asset value per share as determined on the day the tender offer expires. The Fund currently expects to commence its tender offer by the end of August 2013.

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices
June 30, 2013 (Unaudited)

LIPPER LARGE-CAP CORE MUTUAL FUND AVERAGE

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

DOW JONES INDUSTRIAL AVERAGE

A price-weighted measure of 30 U.S. blue-chip companies.

S&P 500® INDEX

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

You cannot invest directly in an index.

Semi-Annual Report (Unaudited) | June 30, 2013	31

ALL STAR®
EQUITY FUND

USA
LISTED
NYSE

A MEMBER OF THE
CLOSED-END
FUND
ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. There have been no revisions to the code since that date.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not Applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “AAI”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to AAI, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and AAI, its affiliates, its other clients or other persons.

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients without regard to any resulting benefit or detriment to AAI or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

For those proxy proposals that: (1) are not addressed by AAI’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an AAI investment associate believes that an exception to the guidelines may be in the best economic interest of AAI’s clients (collectively, “Proxy Referrals”), AAI may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if AAI or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. AAI investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to AAI’s Chief Compliance Officer (“CCO”), or designee, in writing (see Appendix B - “Conflicts of Interest Disclosure and Certification Form”). Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

1.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);
2.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.
3.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.	ALPS’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.
2.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

—

To disclose in writing to AAI’s CCO, or designee, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

—

To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

AAI has adopted Institutional Shareholder Services, Inc.’s guidelines. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at http://www.issgovernance.com/policy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2013, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	August 29, 2013

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	August 29, 2013